The Glenmede Fund, Inc.
PHILADELPHIA INTERNATIONAL SMALL CAP FUND — Class I
PHILADELPHIA INTERNATIONAL SMALL CAP FUND — Class IV
PHILADELPHIA INTERNATIONAL EMERGING MARKETS FUND — Class I
PHILADELPHIA INTERNATIONAL EMERGING MARKETS FUND — Class IV
Supplement dated March 3, 2011
to the Statement of Additional Information
dated December 31, 2010
The following information replaces the existing information concerning the Assistant Treasurer under “Board Members and Officers — Officers” in the Statement of Additional Information dated December 31, 2010:

Daniel E. Shea 200 Clarendon Street Boston, MA 02116 Age: 48	Assistant Treasurer	Assistant Treasurer since February 2011.	Vice President, State Street Bank and Trust Company (since 2007); Director, Investors Bank & Trust Company (prior to merger with State Street) (2005-2007).

*	Mr. Shea previously served as Assistant Treasurer of the Glenmede Fund Inc. from March 2005 to December 2009.